EXHIBIT 10.20

SUBSCRIPTION AGREEMENT FOR SHARES

(For US and International Subscribers)

HAVE YOU COMPLETED THIS SUBSCRIPTION AGREEMENT PROPERLY?
The following items in this Subscription Agreement must be completed. (Please initial each box.)

All Subscribers

☐	All Subscribers must complete the information in the boxes on pages 2 and 3.

☐	All Subscribers must sign the execution page of this Subscription Agreement on page 2.

☐	Subscribers who are U.S. Purchasers (as defined herein) must complete Schedule “A” and sign on page A-7.

☐	Subscribers who are not U.S. Purchasers must complete Schedule “B” and sign on page B-2.

Return this executed Subscription Agreement and all applicable Schedules attached hereto as follows:

Return to:

MedMen Enterprises, Inc.

10115 Jefferson Blvd.

Culver City, CA 90232

Attn: Dan Edwards

With a Copy to:

Cassels Brock & Blackwell LLP

2100 Scotia Plaza

40 King Street West

Toronto, Ontario M5H 3C2

together with payment in a manner as described below, or in such other manner as may be provided for by the Corporation (as defined herein), of the Subscription Amount set out on page 2 of this Subscription Agreement. Payment can be made by way of wire transfer in U.S. funds using the following wire transfer instructions:

Beneficiary Name and Address:

Account No.:

Routing No.:

Bank Name:

Bank Address:

Bank SWIFT code:

MEDMEN ENTERPRISES INC. SUBSCRIPTION AGREEMENT FOR SHARES

TO: MedMen Enterprises Inc. (the “Corporation”)

The undersigned, on its own behalf and, if applicable, on behalf of a Disclosed Principal (as defined herein) for whom it is acting hereunder (the “Subscriber”), hereby irrevocably subscribes for and agrees to purchase from the Corporation that number of Class B Subordinate Voting Shares of the Corporation (the “Shares”) set out below at a price of US$0.43 per Share (the “Subscription Price”). The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Shares” including without limitation the terms, representations, warranties, covenants, certifications and acknowledgements set forth in the applicable schedules attached thereto. The Subscriber further agrees, without limitation, that the Corporation may rely upon the Subscriber’s representations, warranties, covenants, certifications and acknowledgements contained in such documents.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below

Subscriber Information and Signature

Number of Shares: _______________________________________________

(Name of Subscriber)	Aggregate Subscription Price: ___________________________________________________
(the “Subscription Amount”)
Account Reference (if applicable): _____________________________________

By: ________________________________________________________________________	If the Subscriber is signing as agent or trustee for a principal (a “Disclosed Principal”) and is not purchasing as agent or trustee for accounts fully managed by it, complete the following:
Authorized Signature

(Name
(Official Capacity or Title – if the Subscriber is not an individual)	of Disclosed Principal)

(Name of individual whose signature appears above if different than the name of the Subscriber printed above)	(Disclosed Principal’s Residential Address, including Postal/Zip Code)

(Subscriber’s Residential Address)	(Disclosed Principal’s Telephone Number) (Email Address)

(Subscriber’s Postal/Zip Code)	(Account Reference, if applicable)

(Subscriber’s Telephone Number) (Email Address)

The Subscriber hereby provides the following instructions in connection with the registration and delivery of the Shares being purchased hereunder. It is anticipated that the Shares purchased and issued hereunder will be represented by way of a DRS Statement(s) (as defined herein), and not by way of a definitive certificate(s).

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Registration Instructions:	Delivery Instructions:

(Name)	(Name)

(Account Reference, if applicable)	(Account Reference, if applicable)

(Address, including Postal/Zip Code)	(Address, including Postal/Zip Code)

Contact Name

(Contact’s Telephone Number) (Email Address)

State whether the Subscriber is an Insider (as defined herein) of the Corporation:
Number and kind of securities of the Corporation owned, controlled or directed, directly or indirectly, if any:
Yes No

12,409,322 of MedMen Enterprises USA subordinate Class B Shares (public shares). In addition, we have 5,527,343 shares of Class B Common Shares of MM CAN USA, Inc.	(see Section 1.1 – Definitions)

State whether the Subscriber is a Registrant (as defined herein):

Yes No

(see Section 1.1 – Definitions)

State whether the Subscriber is a Related Person (as defined herein):

Yes No

The Corporation derives a substantial portion of its revenues from the cannabis industry in certain states of the United States, which industry is illegal under United States federal law. The Corporation is involved (through subsidiaries) in the cannabis industry in the United States where local state laws permit such activities.

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TERMS AND CONDITIONS OF SUBSCRIPTION FOR SHARES

ARTICLE 1 – INTERPRETATION

1.1 Definitions

Whenever used in this Subscription Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and phrases shall have the respective meanings ascribed to them as follows:

“Business Day” means a day other than a Saturday, Sunday or any other day on which the principal banks located in Toronto, Ontario or Los Angeles, California are not open for business.

“Canadian Securities Laws” means, collectively, all Securities Laws of each of the provinces and territories of Canada.

“CDS” means CDS Clearing and Depository Services Inc.

“Closing” has the meaning ascribed to such term in Section 4.1.

“Closing Date” has the meaning ascribed to such term in Section 4.1.

“Closing Time” has the meaning ascribed to such term in Section 4.1.

“Control Person” has the meaning ascribed to such term in Section 1(1) of the Securities Act (Ontario).

“Corporation” means MedMen Enterprises Inc. and includes any successor corporation to or of the Corporation.

“CSE” means the Canadian Securities Exchange.

“Directed Selling Efforts” means “directed selling efforts” as that term is defined in Rule 902 of Regulation S under the U.S. Securities Act. Without limiting the foregoing, but for greater clarity, such term means, subject to the exclusions from the definition of “directed selling efforts” contained in Regulation S under the U.S. Securities Act, any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares, and includes, without limitation, the placement of any advertisement in a publication with a general circulation in the United States that refers to the offering of the Shares.

“DRS Statement” means a statement evidencing the applicable securities held by a securityholder in book- based form in lieu of a physical share certificate for such securities.

“Disclosed Principal” has the meaning ascribed to such term on page 2 of this Subscription Agreement. “including” means including without limitation.

“Insider” means (i) a director or officer of the Corporation (or a subsidiary of the Corporation), (ii) any Person who beneficially owns, directly or indirectly, voting securities of the Corporation or who exercises control or direction over, directly or indirectly, voting securities of the Corporation or a combination of both carrying more than 10% of the voting rights attached to all voting securities of the Corporation for the time being outstanding, or (iii) a director or officer of an Insider of the Corporation.

“Offering” means the non-brokered private placement offering by the Corporation in the Selling Jurisdictions of up to 62,790,698 Shares pursuant to the Subscription Agreements for aggregate gross proceeds of up to Twenty Seven Million United States Dollars (US$27,000,000.00).

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“Person” includes any individual (whether acting as an executor, trustee administrator, legal representative or otherwise), corporation, firm, partnership, limited liability company, sole proprietorship, syndicate, joint venture, trustee, trust, unincorporated organization or association, and pronouns have a similar extended meaning.

“Registrant” means a dealer, adviser, ultimate designated person or chief compliance officer as those terms are used pursuant to the Canadian Securities Laws, or a Person registered or otherwise required to be registered under the Canadian Securities Laws.

“Related Person” means, in respect of the Corporation: (i) a partner, director or officer of the Corporation or an affiliate of the Corporation, (ii) a promoter of or person who performs investor relations activities for the Corporation or an affiliate of the Corporation, (iii) any person that beneficially owns, either directly or indirectly, or exercises voting control or direction over at least 10% of the total voting rights attached to all voting securities of the Corporation or an affiliate of the Corporation, and (iv) such other person as may be designated from time to time by the CSE.

“Securities Laws” means, as applicable, the securities laws, regulations, rules, rulings and orders in each of the Selling Jurisdictions and in each of the provinces and territories of Canada, the applicable policy statements, notices, blanket rulings, orders and all other regulatory instruments of the securities regulators in each of the Selling Jurisdictions and in each of the provinces and territories of Canada, and the rules and policies of the CSE.

“Selling Jurisdictions” means, collectively, the United States and those other jurisdictions outside of Canada and the United States determined by the Corporation in its discretion provided it is understood that no prospectus filing, registration statement or comparable obligation arises in such other jurisdictions.

“Shares” means the Class B Subordinate Voting Shares in the capital of the Corporation.

“Subscriber” means the subscriber for the Shares as set out on page 2 of this Subscription Agreement and includes, as applicable, each Disclosed Principal for whom it is acting hereunder.

“Subscription Agreement” means this subscription agreement (including all Schedules attached hereto) and any instrument amending this Subscription Agreement; “herein”, “hereof”, “hereto”, “hereunder”, and similar expressions mean and refer to this Subscription Agreement and not to a particular Article or Section; and the expression “Article” or “Section” followed by a number means and refers to the specified Article or Section of this Subscription Agreement.

“Subscription Amount” has the meaning ascribed to such term on page 2 of this Subscription Agreement.

“Subscription Price” has the meaning ascribed to such term on page 2 of this Subscription Agreement.

“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

“U.S. Accredited Investor” means an “accredited investor” as defined in Rule 501(a) of Regulation D under the U.S. Securities Act.

“U.S. Person” means a “U.S. person” as such term is defined in Rule 902(k) of Regulation S under the U.S. Securities Act.

“U.S. Purchaser” means a Subscriber (i) in the United States, (ii) executing this Subscription Agreement from within any such location, or (iii) that received an offer to acquire the Shares while in any such location.

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

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1.2 Number and Gender

Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and vice versa and words importing persons shall include firms and corporations and vice versa.

1.3 Currency

Unless otherwise specified, all dollar amounts in this Subscription Agreement, including the symbol “$”, are expressed in United States dollars.

1.4 Subdivisions and Headings

The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions and the inclusion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement. The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.

ARTICLE 2 – SCHEDULES

The following are the Schedules attached to and incorporated in this Subscription Agreement by reference and deemed to be a part hereof:

Schedule “A”	- U.S. Accredited Investor Certificate
Schedule “B”	- Offshore Subscriber Certificate
Schedule “C”	- Representations and Warranties of the Corporation
Schedule “D”	- Material Subsidiaries
Schedule “E”	- Contact Information – Provincial Securities Regulatory Authorities

ARTICLE 3 – SUBSCRIPTION AND DESCRIPTION OF SHARES

3.1 Subscription for the Shares

The Subscriber hereby confirms its irrevocable subscription for and offer to purchase from the Corporation that number of Shares indicated on page 2 of this Subscription Agreement, on and subject to the terms and conditions set out in this Subscription Agreement, for the Subscription Amount, which is payable as described in Article 4.

3.2 Acceptance and Rejection of Subscription by the Corporation

The Subscriber acknowledges and agrees that the Corporation reserves the right, in its absolute discretion, to reject this subscription for Shares, in whole or in part, at any time prior to the Closing Time. If this subscription is rejected in whole, any wire transfers, bank drafts or other forms of payment delivered to the Corporation representing the Subscription Amount will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the Subscription Amount for that portion of the subscription for the Shares which is not accepted will be promptly returned to the Subscriber by the Corporation without interest or deduction.

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ARTICLE 4– CLOSING

4.1 Closing

Delivery and sale of the Shares and payment of the aggregate Subscription Amount will be completed (the “Closing”) at the offices of the Corporation’s counsel, Cassels Brock & Blackwell LLP, in Toronto, Ontario, or at such other place as the Corporation may determine, at 8:00 a.m. (Toronto time) or at such other time as the Corporation may determine (the “Closing Time”), on December 18, 2019 or on such other date(s) as the Corporation may determine (the “Closing Date”).

If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement (other than the delivery by the Corporation of the DRS Statement(s) representing the Shares or of such other evidence of the issue of the Shares as the Corporation may determine) have not been complied with to the satisfaction of the Corporation, or waived by the Corporation, as applicable, the Corporation and the Subscriber will have no further obligations under this Subscription Agreement.

It is anticipated that the Shares purchased and issued hereunder will be represented by way of a DRS Statement(s) (as defined herein), and not by way of a definitive certificate(s).

4.2 Conditions of Closing

The Subscriber acknowledges and agrees that the Corporation is relying on the truth of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and the fulfillment of the following additional conditions prior to the Closing Time:

(a)	at or prior to the time and date specified by the Corporation to the Subscriber:

(i)	the Subscriber having made payment of the Subscription Amount in a manner as described below or in such other manner as may be provided for by the Corporation.

Payment can be made by way of wire transfer in U.S. funds using the following wire transfer instructions:

Beneficiary Name and Address:

Account No.:
Routing No.:

Bank Name:

Bank Address:

Bank SWIFT code:

(ii)	the Subscriber having properly completed, signed and delivered this Subscription Agreement (including all applicable Schedules attached hereto) to:

MedMen Enterprises, Inc. 10115 Jefferson Blvd. Culver City, CA 90232 With a Copy to: Cassels Brock & Blackwell LLP 2100 Scotia Plaza 40 King Street West Toronto, Ontario M5H 3C2

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(iii)	if the Subscriber is a U.S. Purchaser, the Subscriber having properly completed, signed and delivered Schedule “A”;

(iv)	if the Subscriber is not a U.S. Purchaser, the Subscriber having properly completed, signed and delivered Schedule “B”;

(b)	the Subscriber having executed and returned to the Corporation, at the Corporation’s request, all other documents as may be required by the Securities Laws or any other laws for delivery by the Corporation on behalf of the Subscriber or otherwise;

(c)	the representations and warranties of the Subscriber set forth herein being true and correct as of the Closing Time;

(d)	all covenants and agreements contained herein to be performed or complied with by the Subscriber on or prior to the Closing Time having been performed or complied with in all respects by the Subscriber;

(e)	the Corporation having obtained all necessary approvals, waivers, acknowledgements and consents in respect of the Offering;

(f)	the Corporation having accepted the Subscriber’s subscription, in whole or in part; and

(g)	the issue and sale of the Shares being exempt from the requirement to file a prospectus or registration statement under applicable Securities Laws relating to the sale of the Shares, or the Corporation having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or registration statement.

ARTICLE 5 – ACKNOWLEDGEMENTS, REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

5.1 Acknowledgements, Representations, Warranties and Covenants of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of a Disclosed Principal for whom it is acting hereunder, hereby acknowledges, represents and warrants to, and covenants with, the Corporation as follows and acknowledges that the Corporation is relying on such acknowledgements, representations, warranties and covenants in connection with the transactions contemplated herein:

(a)	The Subscriber confirms that it:

(i)

has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks (including the potential loss of its entire investment) of its proposed investment in the Shares;

(ii)	is aware of the characteristics of the Shares and understands the risks relating to an investment therein; and

(iii)	is able to bear the economic risk of loss of its entire investment in the Shares.

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(b)	The Subscriber is resident, or if not an individual has its head office, in the jurisdiction set out on page 2 of this Subscription Agreement and intends that the Securities Laws of that jurisdiction govern the Subscriber’s subscription and is not aware of any reason why the laws of such jurisdiction would not govern such subscription. Such address was not created and is not used solely for the purpose of acquiring the Shares and the Subscriber was solicited to purchase in only such jurisdiction and the purchase by and sale to the Subscriber of the Shares has only occurred in such jurisdiction.

(c)	The subscription for the Shares by the Subscriber and issuance of the Shares to the Subscriber is being made pursuant to exemptions under, and does not contravene any of the, applicable Securities Laws in the jurisdiction in which the Subscriber resides and does not give rise to and is exempt from any obligation of the Corporation to prepare and file a prospectus or similar document, to satisfy any other disclosure requirements or to register the Shares, or to be registered with or to file any report or notice with any governmental or regulatory authority or to comply with any continuous disclosure obligations under the applicable Securities Laws of the jurisdiction in which the Subscriber resides.

(d)	As applicable, the Subscriber has properly completed, signed and delivered to the Corporation this Subscription Agreement, Schedule “A” (U.S. Accredited Investor Certificate) and Schedule “B” (Offshore Subscriber Certificate) and the acknowledgements, representations, warranties, covenants and information contained herein and therein are true and correct as of the date hereof and will be true and correct as of the Closing Time and if less than a complete copy of this Subscription Agreement is delivered to the Corporation, the Corporation and its advisors are entitled to assume that the Subscriber accepts and agrees to all the terms and conditions of the pages not delivered, unaltered.

(e)	The Subscriber is aware that the Shares have not been and will not be registered under the U.S. Securities Act or the securities laws of any state and that the Shares may not be offered or sold, directly or indirectly, in the United States or to a U.S. Person without registration under the U.S. Securities Act and applicable state securities laws or compliance with the requirements of an exemption from such registration and it acknowledges that the Corporation has no obligation or present intention to file a registration statement under the U.S. Securities Act or applicable state securities laws in respect of such securities.

(f)	The Subscriber undertakes and agrees that it will not offer or sell, directly or indirectly any of the Shares in the United States or to a U.S. Person unless such securities are registered under the U.S. Securities Act and applicable state securities laws, or an exemption from such registration requirement is available.

(g)	If the Subscriber has completed, signed and delivered Schedule “B” to the Corporation:

(i)	The Subscriber is not in the United States or a U.S. Person and is not acquiring the Shares for the account or benefit of a Person in the United States or a U.S. Person.

(ii)	The Shares have not been offered to the Subscriber in the United States, and the individuals making the order to purchase the Shares and executing and delivering this Subscription Agreement on behalf of the Subscriber were not in the United States when the order was placed and this Subscription Agreement was executed and delivered.

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(h)	It is acquiring the Shares for investment purposes only, and not with a view to any resale, direct or indirect distribution or other disposition of the Shares.

(i)	In effecting any resales of the Shares, the Subscriber will not engage in any sales, marketing or solicitation activities of the type undertaken by underwriters in the context of an offering of securities.

(j)	The Subscriber has not purchased the Shares as a result of any form of Directed Selling Efforts, and the sale of the Shares was not accompanied by any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over radio, television or telecommunications, including electronic display and the Internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(k)	The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Shares and the completion of the transactions described herein by the Subscriber will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber, if applicable, the Securities Laws or any other laws applicable to the Subscriber, any agreement to which the Subscriber is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber.

(l)	The Subscriber is subscribing for the Shares as principal for its own account and not for the benefit of any other Person or if it is not subscribing as principal it is acting as trustee or agent for a Disclosed Principal (whose identity is disclosed on page 2 of this Subscription Agreement) who is subscribing as principal for its own account and not for the benefit of any other Person.

(m)	If the Subscriber is contracting hereunder as trustee or agent for a fully managed account (including for greater certainty, as a portfolio manager or comparable advisor) or as trustee or agent for a Disclosed Principal, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription and if the Subscriber is acting as trustee or agent for a Disclosed Principal, who is subscribing as principal for its own account and not for the benefit of any other Person, this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes a legal, valid and binding agreement of, such Disclosed Principal and the Subscriber acknowledges that the Corporation may be required by law to disclose to certain regulatory authorities the identity of such Disclosed Principal for whom it is acting.

(n)	In the case of a subscription for the Shares by the Subscriber acting as principal for its own account and not for the benefit of any other Person, this Subscription Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Subscriber. This Subscription Agreement is enforceable in accordance with its terms against the Subscriber.

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(o)	If the Subscriber is:

(i)	a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Shares as contemplated herein and to carry out and perform its covenants and obligations under the terms of this Subscription Agreement and has obtained all necessary approvals in respect thereof and the individual signing this Subscription Agreement has been duly authorized to execute and deliver this Subscription Agreement;

(ii)	a partnership, limited liability company, syndicate or other form of unincorporated organization, the Subscriber has all requisite legal capacity and authority to execute and deliver this Subscription Agreement, to subscribe for the Shares as contemplated herein and to carry out and perform its covenants and obligations under the terms of this Subscription Agreement and has obtained all necessary approvals in respect thereof and the individual signing this Subscription Agreement has been duly authorized to execute and deliver this Subscription Agreement; or

(iii)	an individual, the Subscriber is of the full age of majority in his or her jurisdiction of residence and is legally competent to execute, deliver and be bound by this Subscription Agreement, to subscribe for the Shares as contemplated herein and to carry out and perform his or her covenants and obligations under the terms of this Subscription Agreement and has obtained all necessary approvals in respect thereof.

(p)	There is no Person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee.

(q)	The Subscriber is not, with respect to the Corporation or any of its affiliates, a Control Person and the subscription hereunder by the Subscriber will not create a new Control Person.

(r)	The Subscriber is not acting jointly or in concert with any other subscriber in connection with the Offering for the purpose of the acquisition of the Shares.

(s)	The Subscriber has been advised to consult its own legal advisors with respect to the execution, delivery and performance by it of this Subscription Agreement and the transactions contemplated by this Subscription Agreement, including trading in the Shares, and with respect to the hold periods imposed by the Securities Laws of the Selling Jurisdiction in which the Subscriber resides and other applicable securities laws, and acknowledges that no representation has been made by the Corporation or its advisors respecting the applicable hold periods imposed by the Securities Laws or other resale restrictions applicable to such securities which restrict the ability of the Subscriber (or others for whom it is contracting hereunder) to resell such securities, that the Subscriber (or others for whom it is contracting hereunder) is solely responsible to find out what these hold periods and resale restrictions are, that the Subscriber (or others for whom it is contracting hereunder) is solely responsible (and the Corporation and its advisors are not in any way responsible) for compliance with applicable hold periods and resale restrictions and that the Subscriber (or others for whom it is contracting hereunder) is aware that it may not be able to resell such securities except in accordance with limited exemptions under the Securities Laws and other applicable securities laws.

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(t)

The Subscriber has not received or been provided with a prospectus, offering memorandum (within the meaning of the Securities Laws) or any sales or advertising literature in connection with the Offering or any document purporting to describe the business and affairs of the Corporation which has been prepared for review by prospective purchasers to assist in making an investment decision in respect of the Shares, and the Subscriber’s decision to subscribe for the Shares was not based upon, and the Subscriber has not relied upon, any oral or written representations as to facts made by or on behalf of the Corporation, or any employee, agent or affiliate thereof or any other Person associated therewith, except as set forth in this Section 6.1(t). The Subscriber’s decision to subscribe for the Shares was based solely upon this Subscription Agreement.

(u)	Neither the Corporation, nor any of its directors, employees, officers, affiliates or agents, has made any written or oral representations:

(i)	that any Person will resell or repurchase the Shares;

(ii)	that any Person will refund all or any part of the Subscription Amount; or

(iii)	as to the future price or value of the Shares.

(v)	The Subscriber is not purchasing the Shares with knowledge of any material information concerning the Corporation that has not been generally disclosed.

(w)	The funds representing the Subscription Amount which will be advanced by the Subscriber hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) nor for the purposes of similar laws in other jurisdictions and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder pursuant to the PCMLTFA and similar laws in other jurisdictions. The Subscriber represents, warrants and covenants that (i) to the best of its knowledge, none of the Subscription Amount to be provided by the Subscriber (A) has been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction, or (B) is being tendered on behalf of a Person who has not been identified to the Subscriber, and (ii) the Subscriber shall promptly notify the Corporation if the Subscriber discovers that any of such representations and warranties ceases to be true and shall provide the Corporation with appropriate information in connection therewith.

(x)	The Subscriber is not a person or entity identified in the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism, the United Nations Al- Qaida and Taliban Regulations, the Regulations Implementing the United Nations Resolution on the Democratic People’s Republic of Korea, the Regulations Implementing the United Nations Resolution on Iran, the United Nations Cote d’Ivoire Regulations, the United Nations Democratic Republic of the Congo Regulations, the United Nations Liberia Regulations, the United Nations Sudan Regulations, the Special Economic Measures (Zimbabwe) Regulations or the Special Economic Measures (Burma) Regulations, the Special Economic Measures (Ukraine) Regulations, the Special Economic Measures (Russia) Regulations, or the Freezing Assets of Corrupt Foreign Officials Act (collectively, the “Trade Sanctions”). The Subscriber acknowledges that the Corporation may in the future be required by law to disclose the name and other information of the Subscriber related to the acquisition of the Shares hereunder pursuant to the Trade Sanctions.

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5.2 Acknowledgments and Covenants of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of a Disclosed Principal for whom it is acting hereunder, hereby acknowledges to, and covenants with, the Corporation as follows and acknowledges that the Corporation is relying on such acknowledgements and covenants in connection with the transactions contemplated herein:

(a)	It has had the opportunity to ask and have answered any and all questions which the Subscriber wished to have answered with respect to the subscription for the Shares made hereunder.

(b)	The offer of the Shares does not constitute a recommendation to purchase the Shares or financial product advice and the Subscriber acknowledges that the Corporation has not had regard to the Subscriber’s particular objectives, financial situation or needs.

(c)	There are risks associated with the purchase of the Shares and no securities commission, agency, governmental authority, regulatory body, stock exchange or similar authority has reviewed or passed on the merits of the Shares nor have any such agencies or authorities made any recommendations or endorsement with respect to the Shares.

(d)	If required by applicable Securities Laws or the Corporation, the Subscriber will execute, deliver and file or assist the Corporation in filing such reports, undertakings and other documents with respect to the issue of the Shares as may be required by any securities commission or other regulatory authority or otherwise under any applicable laws.

(e)	The Shares will be subject to resale restrictions under the Securities Laws of the Selling Jurisdiction in which the Subscriber resides or under other applicable securities laws, and the Subscriber covenants that it will not resell the Shares except in compliance with such laws and the Subscriber acknowledges that it is solely responsible (and the Corporation and its advisors are not in any way responsible) for such compliance.

(f)	The Shares may only be transferred or assigned by the Subscriber in compliance with applicable laws (including applicable Securities Laws).

(g)	The Shares purchased hereunder shall have attached to them, whether through the electronic deposit system of CDS, an ownership statement issued under a direct registration system or other electronic book-based system, or on certificates that may be issued, as applicable, any legends setting out resale restrictions under applicable Securities Laws.

(h)	The Corporation is relying on available exemptions from the requirement to provide the Subscriber with a prospectus or a similar document, to satisfy other disclosure requirements or to register the Shares under the applicable Securities Laws and, as a consequence of acquiring the Shares pursuant to such exemptions:

(i)

certain protections, rights and remedies provided by such Securities Laws, including statutory rights of rescission and certain statutory remedies against an issuer, underwriters, auditors, directors and officers, that may be available to investors who acquire securities offered by a prospectus or similar document, will not be available to the Subscriber;

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(ii)	the common law, as applicable, may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement;

(iii)	the Subscriber may not receive information that would otherwise be required to be given under such Securities Laws; and

(iv)	the Corporation is relieved from certain obligations that would otherwise apply under such Securities Laws.

(i)	The Shares subscribed for by the Subscriber hereunder form part of the issuance and sale of Shares by the Corporation at the Subscription Price for aggregate gross proceeds of up to Twenty Seven Million United States Dollars (US$27,000,000.00) and raising such amount pursuant to the Offering may take longer to close than expected and there is no guarantee that such amount will be raised. The Subscriber acknowledges that no minimum amount of funds must be raised under the Offering, which means that the Corporation could complete the Offering after raising only a small portion of the maximum size of the Offering set out above. The Subscriber further acknowledges that the Corporation may increase the maximum size of the Offering and/or offer or sell additional securities concurrently with the Offering without notice to the Subscriber, which may have a dilutive effect on current shareholders or securityholders of the Corporation and the Subscriber. The Company shall be entitled use the net proceeds of the Offering for any purpose, at its sole discretion.

(j)	The Corporation (including its subsidiaries) may complete additional financings in the future in order to develop the business of the Corporation and fund its ongoing operations, and such future financings may have a dilutive effect on shareholders or securityholders of the Corporation, including the Subscriber; but there is no assurance that any such financing will be available, on reasonable terms or at all, and if not so available, this may have a material adverse effect on the Corporation’s business, assets, liabilities, financial condition, capital, performance or prospects.

(k)	The Corporation (i) is under no obligation to be or to remain a “foreign private issuer”, as such term is defined in Rule 405 of Regulation C under the U.S. Securities Act and Rule 3b-4 under the United States Exchange Act of 1934 (as amended), and (ii) may not, at the time the Subscriber sells the Shares or at any other time, be a foreign private issuer.

(l)	The Subscriber is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement.

(m)	There may be material tax consequences to the Subscriber as a result of the acquisition, holding or disposition of the Shares and the Corporation does not give any opinion or make any representation with respect to the tax status of the Corporation or the consequences to the Subscriber under United States, Canadian, state, provincial, local or foreign tax law of the Subscriber’s acquisition, holding or disposition of the Shares, including whether the Corporation will at any given time be deemed a “passive foreign investment company” within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended.

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(n)	This offer to subscribe is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber without the consent of the Corporation.

(o)	There is no government or other insurance covering the Shares.

(p)	Legal counsel retained by the Corporation are acting as counsel to the Corporation, and not as counsel to the Subscriber.

(q)	The Subscriber acknowledges that this Subscription Agreement and the Schedules attached hereto require the Subscriber to provide certain information to the Corporation. Such information is being collected by the Corporation for the purposes of completing the Offering, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Shares under the Securities Laws and other applicable securities laws and completing filings required by any stock exchange, securities commission or other regulatory authority. The Subscriber’s information may be disclosed by the Corporation to: (a) securities commissions or stock exchanges, (b) the Canada Revenue Agency, the Internal Revenue Service or other taxing authorities, and (c) any of the other parties involved in the Offering, including legal counsel to the Corporation and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s information. The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents described herein as may be required to be filed with any securities commission or stock exchange in connection with the transactions contemplated hereby. The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each Disclosed Principal, as applicable.

(r)	The Subscriber hereby provides consent to the disclosure of his, her or its information to the CSE pursuant to Form 9 – Notice of Issuance or Proposed Issuance of Listed Securities of the CSE or otherwise pursuant to such filing and the collection, use and disclosure of his, her or its information by the CSE in the manner and for the purposes described in Appendix A of such Form 9 or as otherwise identified by the CSE, from time to time.

(s)	The information provided by the Subscriber on pages 2 and 3 and in the applicable Schedules attached hereto identifying the name, address, telephone number and email address of the Subscriber, the number of Shares being purchased hereunder, the Subscription Amount, the Closing Date, the exemption that the Subscriber is relying on in purchasing the Shares and the Subscriber’s registrant or insider status, if applicable, may be disclosed to the securities regulatory authority or regulator in certain of the Provinces of Canada, and in such instance such information is being collected by such securities regulatory authorities and regulators under the authority granted to each of them under securities legislation. This information is being collected for the purposes of the administration and enforcement of the securities legislation of such Provinces of Canada. The Subscriber (and for certainty, including each Disclosed Principal) hereby authorizes the indirect collection of such information by such securities regulatory authorities and regulators. In the event the Subscriber has any questions with respect to the indirect collection of such information by such securities regulatory authorities and regulators, the Subscriber should contact the applicable securities regulatory authority or regulator using the contact information set out in Schedule “E” (Contact Information– Provincial Securities Regulatory Authorities) attached hereto.

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(t)	Bank secrecy laws in the United States require financial institutions, including broker- dealers, to report to relevant authorities, including the Financial Crimes Enforcement Network (FinCEN), suspicious activities involving funds derived from an illegal activity. Accordingly, the purchase or sale of the Shares may be the subject a report to FinCEN or other regulatory agency if cannabis continues to be a Schedule I drug under the Controlled Substances Act.

(u)	The Subscriber acknowledges that the Corporation’s business activities, while believed to be compliant with applicable U.S. state and local law, are illegal under U.S. federal law. Although certain states and territories of the U.S. authorize medical cannabis, and in some cases adult-use cannabis, production and distribution by licensed or registered entities under applicable state laws, under U.S. federal law, the possession, use, cultivation, and transfer of cannabis for any purpose is illegal and any such acts are criminal acts under federal law in any and all circumstances under the United States Controlled Substances Act. As a result, among other things, the Subscriber’s contribution to and involvement in such activities may result in federal civil and/or criminal prosecution, including forfeiture of his, her or its entire investment. The Subscriber also acknowledges that violations of any U.S. federal laws and regulations could result in significant fines, penalties, administrative sanctions, convictions or settlements arising from civil proceedings conducted by either the U.S. federal government or private citizens, or criminal charges, including but not limited to disgorgement of profits, cessation of business activities or divestiture. In addition, it is difficult to estimate the time or resources that would be needed for the investigation of any such matters or its final resolution because, in part, the time and resources that may be needed are dependent on the nature and extent of any information requested by the applicable authorities involved, and such time or resources could be substantial.

5.3 Reliance on Representations, Warranties, Covenants and Acknowledgements

The Subscriber acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Subscriber in this Subscription Agreement (including in the applicable Schedule attached hereto) are made with the intention that they may be relied upon by the Corporation and its legal counsel, including in determining the Subscriber’s eligibility (and if applicable, the eligibility of the Disclosed Principal) to purchase the Shares. The Subscriber further agrees that by accepting the Shares, the Subscriber shall be representing and warranting that such representations, warranties, covenants and acknowledgements are true as at the Closing Time with the same force and effect as if they had been made by the Subscriber at the Closing Time. The Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth herein (including in the applicable Schedule attached hereto) which takes place prior to the Closing Time.

ARTICLE 6 – REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

The Corporation hereby provides the Subscriber with the representations and warranties set out in Schedule “C” as of the Closing Time and acknowledges that the Subscriber is relying on such representations and warranties in connection with the transactions contemplated herein.

ARTICLE 7 – SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

7.1 Survival of Representations, Warranties and Covenants of the Subscriber

The representations, warranties and covenants of the Subscriber contained in this Subscription Agreement shall survive the Closing and continue in full force and effect for the benefit of the Corporation for a period of two years following the Closing, in each case notwithstanding such Closing or any investigation made by or on behalf of the Corporation with respect thereto and notwithstanding any subsequent disposition by the Subscriber of any of the Shares.

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7.2 Survival of Representations, Warranties and Covenants of the Corporation

The representations, warranties and covenants of the Corporation contained in this Subscription Agreement shall survive the Closing and continue in full force and effect for the benefit of the Subscriber for a period of two years following the Closing, in each case notwithstanding such Closing or any investigation made by or on behalf of the Subscriber with respect thereto.

ARTICLE 7 – MISCELLANEOUS

7.1 Further Assurances

Each of the parties hereto upon the request of each of the other parties hereto, whether before or after the Closing Time, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

7.2 Notices

(a)	Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally, electronically transmitted, or transmitted by facsimile tested prior to transmission to such party, as follows:

(i)	in the case of the Corporation, to:

MedMen Enterprises Inc. 10115 Jefferson Blvd. Culver City, California 90232

Attention: Email:

(ii)	in the case of the Subscriber, at the address specified on page 2 of this Subscription Agreement.

(b)	Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day, and if transmitted electronically or by facsimile, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours at the location of receipt then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

(c)	Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

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7.3 Time of the Essence

Time shall be of the essence of this Subscription Agreement and every part hereof.

7.4 Costs and Expenses

All costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Subscription Agreement and the transactions herein contemplated shall be paid and borne by the party incurring such costs and expenses.

7.5 Applicable Law

This Subscription Agreement shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the laws of the Province of Ontario and the laws of Canada applicable therein. Any and all disputes arising under this Subscription Agreement, whether as to interpretation, performance or otherwise, shall be subject to the non-exclusive jurisdiction of the courts of the Province of Ontario and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of such Province.

7.6 Entire Agreement

This Subscription Agreement, including the Schedules attached hereto, constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein and cancels and supersedes any prior understandings, agreements, negotiations and discussions between the parties hereto. There are no representations, warranties, covenants, conditions, terms or collateral agreements or understandings, express or implied, between the parties hereto other than those expressly set forth in this Subscription Agreement, including the Schedules attached hereto. This Subscription Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.

7.7 Counterparts

This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement. Counterparts may be delivered either in original, PDF or faxed form and the parties hereto adopt any signatures received by PDF or a receiving fax machine as original signatures of the parties.

7.8 Assignment

This Subscription Agreement may not be assigned by either party hereto except with the prior written consent of the other party hereto.

7.9 Enurement

This Subscription Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors (including any successor by reason of the amalgamation or merger of any party) and permitted assigns.

7.10 Severability

If any provision of this Subscription Agreement is determined to be void or unenforceable in whole or in part, it will be deemed not to affect or impair the validity of any other provision of this Subscription Agreement and such void or unenforceable provision will be severable from this Subscription Agreement.

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SIGNATURE PAGE FOLLOWS

The Corporation hereby accepts the subscription for Shares as set forth on pages 2 and 3 of this Subscription Agreement on the terms and conditions contained in this Subscription Agreement (including all applicable Schedules attached hereto) this    day of _____________.

MEDMEN ENTERPRISES INC.

Per:
Adam Bierman, Authorized Signatory

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SCHEDULE “A”

U.S. ACCREDITED INVESTOR CERTIFICATE

Capitalized terms not specifically defined in this certification have the meaning ascribed to them in the Subscription Agreement to which this Schedule “A” is attached. In the event of a conflict between the terms of this certification and such Subscription Agreement, the terms of this certification shall prevail.

TO: MEDMEN ENTERPRISES INC. (the “Corporation”)

In connection with the purchase by the undersigned Subscriber of the Shares, the Subscriber, on its own behalf or on behalf of each Disclosed Principal for whom the Subscriber is acting (collectively, the “Subscriber”), hereby represents, warrants, covenants and certifies to the Corporation (and acknowledges that the Corporation and its counsel are relying thereon) that:

(a)	It is authorized to consummate the purchase of the Shares.

(b)	It has such knowledge, skill and experience in financial, investment and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and it is able to bear the economic risk of loss of its entire investment. To the extent necessary, the Subscriber has retained, at his or her own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of the Subscription Agreement and owning the Shares.

(c)	The Corporation has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Corporation as it has considered necessary or appropriate in connection with its investment decision to acquire the Shares, and that any answers to questions and any request for information have been complied with to the Subscriber’s satisfaction.

(d)	It is acquiring the Shares for its own account, or for the account of one or more Persons for whom it is exercising sole investment discretion (a “Beneficial Purchaser”), for investment purposes only, and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States federal or state securities laws.

(e)	The address of the Subscriber set out on page 2 of the Subscription Agreement is the true and correct principal address of the Subscriber and can be relied on by the Corporation for the purposes of state blue-sky laws and the Subscriber has not been formed for the specific purpose of purchasing the Shares.

(f)	The Subscriber understands and acknowledges that the Shares have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and that the offer and sale of Shares to it are being made in reliance upon Rule 506(b) of Regulation D under the U.S. Securities Act and similar exemptions under applicable state securities laws.

(g)	It understands that (i) the Shares have not been and will not be registered under the U.S. Securities Act, or the securities laws of any state of the United States, and will therefore be “restricted securities”, as defined in Rule 144 under the U.S. Securities Act and may be offered, sold, pledged or otherwise transferred, directly or indirectly, only in transactions exempt from or not subject to the registration requirements of the U.S. Securities Act and applicable state securities laws; and (ii) the offer and sale of Shares contemplated hereby is being made in reliance on an exemption from the registration requirements of the U.S. Securities Act and similar exemptions under state securities laws.

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(h)

The Subscriber is, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Shares is a U.S. Accredited Investor by virtue of meeting one of the following criteria (please write “SUB” for the criteria the Subscriber meets and “BEN” for the criteria any Persons for whose account or benefit the Subscriber is purchasing the Shares meet):

1.	Initials______	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

2.	Initials______	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

3.	Initials______	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934; or
4.	Initials______	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or
5.	Initials______	An investment company registered under the United States Investment Company Act of 1940; or
6.	Initials______	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or
7.	Initials______	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or
8.	Initials______

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or

9.	Initials______

An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are U.S. Accredited Investors; or

10.	Initials______	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or
11.	Initials______

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered under the accompanying Subscription Agreement, with total assets in excess of US$5,000,000; or

12.	Initials______	Any director or executive officer of the Corporation; or
13.	Initials______

A natural person whose individual net worth, or joint net worth, with that person’s spouse, exceeds US$1,000,000 as determined on the following basis:

(i) the person’s primary residence shall not be included as an asset;

(ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale and purchase of securities contemplated by the accompanying Subscription Agreement, shall not be included as a liability (except that if the amount of such indebtedness outstanding at such time exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability; or

14.	Initials______

A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

15.	Initials______

A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered under the accompanying Subscription Agreement, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

16.	Initials______

Any entity in which all of the equity owners meet the requirements of at least one of the above categories (if this alternative is checked, you must identify each equity owner and provide statements signed by each demonstrating how each qualifies as a U.S. Accredited Investor).

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(i)	The Subscriber has not purchased the Shares as a result of any “directed selling efforts” (as defined in Regulation S under the U.S. Securities Act or any any form of “general solicitation” or “general advertising” (as those terms are used in Regulation D under the U.S. Securities Act), including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the internet, or broadcast over radio or television or the internet, or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(j)	If the Subscriber decides to offer, sell, pledge or otherwise transfer any of the Shares, it will not offer, sell or otherwise transfer any of such securities, directly or indirectly, unless:

(i)	the sale is to the Corporation;

(ii)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii)	the sale is made pursuant to the exemption from the registration requirements of the U.S. Securities Act provided by Rule 144 or Rule 144A thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws; or

(iv)	the securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities,

and, in the case of each of (iii) and (iv) (and, if required by the transfer agent for the Underlying Shares, in the case of (ii)) it has prior to such sale furnished to the Corporation an opinion of counsel reasonably satisfactory to the Corporation stating that such transaction is exempt from registration under the U.S. Securities Act and applicable state securities.

(k)

The DRS Statements representing or other evidence of the Shares, as well as all DRS Statements or other evidence issued in exchange for or in substitution of the foregoing, until such time as is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws, will bear, on the face of such statements or other evidence, the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (i) RULE 144 OR (ii) 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, (D) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (E) UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(i) OR (D) ABOVE, A LEGAL OPINION REASONABLY SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE CORPORATION AND THE CORPORATION’S TRANSFER AGENT TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided that, if any of the Shares are being sold in accordance with Rule 904 of Regulation S, the legend may be removed by providing to the Corporation’s registrar and transfer agent a declaration in the form as the Corporation may prescribe from time to time and if required by the Corporation’s registrar and transfer agent an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, or other evidence reasonably satisfactory to the Corporation, that the proposed transfer may be effected without registration under the U.S. Securities Act; and provided, further, that, if any such securities are being sold under Rule 144 under the U.S. Securities Act, the legend may be removed by delivering to the Corporation and the Corporation’s registrar and transfer agent, an opinion of counsel of recognized standing reasonably satisfactory to the Corporation, that the legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

A-3

(l)	The Subscriber understands and agrees that there may be material tax consequences to it of an acquisition, holding or disposition of the Shares. The Corporation gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of its acquisition, holding or disposition of the Shares, and the Subscriber acknowledges that it is solely responsible for determining the tax consequences to it with respect to its investment, including whether the Corporation will at any given time be deemed a “passive foreign investment company” within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended.

(m)	The Subscriber is aware that its ability to enforce civil liabilities under the United States federal securities laws may be affected adversely by, among other things: (i) the fact that the Corporation is organized under the laws of the Province of British Columbia in Canada; (ii) some of the directors and officers may be residents of countries other than the United States; and (iii) a portion of the assets of the Corporation and such Persons may be located outside the United States. Consequently, it may be difficult to provide service of process on the Corporation and it may be difficult to enforce any judgment against the Corporation.

(n)	It understands that (i) if the Corporation is ever determined to be an issuer that is, or that has been at any time previously, an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, Rule 144 under the U.S. Securities Act may not be available for re-sales of the Shares; and (ii) the Corporation is not obligated to take, and has no present intention of taking, any action to make Rule 144 under the U.S. Securities Act (or any other exemption) available for re-sales of the Shares.

(o)	The Subscriber understands and agrees that the financial statements of the Corporation have been, or will be, prepared in accordance with Canadian generally accepted accounting principles or International Financial Reporting Standards, as issued by the International Accounting Standards Board, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies.

(p)	It consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this certification and the Subscription Agreement.

(q)	If required by applicable securities legislation, regulatory policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing reports, questionnaires, undertakings and other documents with respect to the ownership of the Shares.

(r)	It understands that the Corporation has no obligation to register, and has no present intention to register, the resale of any of the Shares under the U.S. Securities Act. Accordingly, the Subscriber understands that absent registration, under the rules of the United States Securities and Exchange Commission, the Subscriber may be required to hold the Shares indefinitely or to transfer the Shares in transactions which are exempt from registration under the U.S. Securities Act, in which event the transferee may acquire “restricted securities” subject to the same limitations as in the hands of the Subscriber. As a consequence, the Subscriber understands that it must bear the economic risks of the investment in the Shares for an indefinite period of time.

(s)

That the funds representing the Subscription Amount which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to the Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the Subscription Amount to be provided by the Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States, or any other jurisdiction, or (ii) is being tendered on behalf of a Person who has not been identified to or by the Subscriber, and it shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true and provide the Corporation with appropriate information in connection therewith.

SIGNATURE PAGE FOLLOWS

A-4

The foregoing representations and warranties are true and accurate as of the date of this U.S. Accredited Investor Certificate and will be true and accurate as of the Closing Time and the Subscriber acknowledges that this U.S. Accredited Investor Certificate is incorporated into and forms a part of the Subscription Agreement to which it is attached. If any such representation or warranty shall not be true and accurate prior to the Closing Time, the Subscriber shall give immediate written notice of such fact to the Corporation prior to the Closing Time.

Dated ______________________________

Signature of individual (if Subscriber is an individual)

Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

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SCHEDULE “B”

OFFSHORE SUBSCRIBER CERTIFICATE

TO: MEDMEN ENTERPRISES INC. (the “Corporation”)

In connection with the purchase by the undersigned Subscriber of Class B Subordinate Voting Shares of the Corporation (the “Shares”), the Subscriber hereby represents, warrants, covenants and certifies to the Corporation (and acknowledges that the Corporation and its counsel are relying thereon) that:

(i)	the Subscriber is not resident in Canada or subject to applicable Canadian securities laws;

(ii)	the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws having application to the distribution of the Shares to the Subscriber by the Corporation in the jurisdiction in which the Subscriber is resident;

(iii)	the Subscriber is acquiring the Shares pursuant to an applicable exemption from any prospectus, registration or similar or other disclosure requirements under the applicable securities laws of the jurisdiction in which the Subscriber is resident, or the Subscriber is permitted to acquire the Shares under the applicable securities laws of the jurisdiction in which the Subscriber is resident without the need to rely on such exemptions;

(iv)	the Subscriber is acquiring the Shares as principal for its own account and not for the benefit of any other person;

(v)	the issuance of Shares to the Subscriber may be effected by the Corporation without the necessity of the filing of any document with or obtaining any approval from or effecting any registration with any governmental entity or similar regulatory authority having jurisdiction over the Subscriber;

(vi)	the completion of the issuance of the Shares to the Subscriber as contemplated in the attached Subscription Agreement complies in all respects with all applicable laws in the Subscriber’s jurisdiction of residence;

(vii)	the applicable securities laws do not require the Corporation to register any of the Shares, file a prospectus or similar document, or make any filings or disclosures or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the jurisdiction in which the Subscriber is resident; and

(viii)	the Subscriber will not sell, transfer or dispose of the Shares except in accordance with all applicable laws, including applicable securities laws of Canada, and the Subscriber acknowledges that the Corporation shall have no obligation to register any such purported sale, transfer or disposition under applicable Canadian securities laws or otherwise.

The Subscriber acknowledges that you are relying on this certificate to determine the Subscriber’s suitability as an acquirer of securities of the Corporation. The Subscriber agrees that the representations, warranties, covenants and certifications contained to this certificate shall survive any issuance of securities of the Corporation to the Subscriber.

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The foregoing representations and warranties are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time (as defined in the Subscription Agreement to which this Schedule “B” is attached) and the Subscriber acknowledges that this certificate is incorporated into and forms a part of the Subscription Agreement to which it is attached. If any such representation or warranty shall not be true and accurate prior to the Closing Time, the Subscriber shall give immediate written notice of such fact to the Corporation prior to the Closing Time.

Dated:	Signed:

Witness (If Subscriber is an individual)	Print the name of Subscriber

Print Name of Witness	If Subscriber is a corporation or other entity, print name and title of Authorized Signing Officer

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SCHEDULE “C”

Representations and Warranties of the Corporation

Definitions Related to Reps and Warranties (to be inserted into body of the Subscription Agreement in due course):

“BCBCA” means the Business Corporations Act (British Columbia);

“Constating Documents” means the Notice of Articles and Articles of the Corporation;

“Corporation Financial Statements” means the audited financial statements of the Corporation as at and for the years ended June 29, 2019 and June 30, 2018, together with the notes thereto and the auditor’s report thereon, and the unaudited condensed interim consolidated financial statements of the Corporation as at and for the thirteen weeks ended September 28, 2019 and the three months ended September 30, 2018, together with the notes thereto;

“Governmental Body” means any (i) multinational, federal, provincial, state, municipal, local or other governmental or public department, central bank, court, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) any subdivision or authority of any of the foregoing, or (iii) any quasi-governmental, self-regulatory organization or private body exercising any regulatory, expropriation or taxing authority under or for the account of its members or any of the above;

“IFRS” means International Financial Reporting Standards;

“Intellectual Property” means all trade or brand names, business names, trademarks, service marks, copyrights, patents, patent rights, licenses, industrial designs, know-how (including trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures), computer software inventions, designs and other industrial or intellectual property of any kind or nature whatsoever (including applications for all of the foregoing and renewals, divisions, continuations, continuations-in- part, extensions and reissues, where applicable, relating thereto);

“Leased Premises” means the premises that any of the MedMen Entities occupy as a tenant, and which are material to the Corporation on consolidated basis;

“LLC” means MM Enterprises USA, LLC, a limited liability company formed under the laws of Delaware, and includes any successor to or of the company;

“Material Adverse Effect” means a material adverse effect on (i) the business, affairs, operations, condition (financial or otherwise), earnings, assets, liabilities (absolute, accrued, contingent or otherwise) or capital of the Corporation and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, (ii) the transactions contemplated by this Agreement, or (iii) the ability of the Corporation to perform its obligations under this Agreement;

“Material Subsidiaries” means each subsidiary identified as a subsidiary of the Corporation in Schedule “D”;

“MedMen Corp.” means MM CAN USA, Inc., a corporation incorporated under the laws of California, and includes any successor corporation to or of the corporation;

“MedMen Entity” means the Corporation and each of the Material Subsidiaries, and MedMen Entities means all of them;

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“NI 51-102” means National Instrument 51-102 – Continuous Disclosure Obligations;

“Public Record” means all information filed by or on behalf of the Corporation with the securities commissions or securities regulatory authorities in the Reporting Jurisdictions since May 28, 2018;

“Reporting Jurisdictions” means, collectively, each of the provinces and territories of Canada;

“SEDAR” means the System for Electronic Data Analysis and Retrieval established under National Instrument 13-101 – System for Electronic Document Analysis and Retrieval;

Reps and Warranties:

(a)	The Corporation (i) is a corporation duly formed and validly existing under the BCBCA and is current and up-to-date with all material filings required to be made under the BCBCA; and (ii) has all requisite corporate power and capacity, is duly qualified and holds all necessary material permits, licences and authorizations necessary to carry on its business as now conducted, and to own, lease or operate its properties and assets, and no steps or proceedings have been taken by any Person, voluntary or otherwise, requiring or authorizing its dissolution or winding up.

(b)	Except as otherwise disclosed in the Public Record, there exist no options, warrants, purchase rights, or other contracts or commitments that could require the Corporation or another MedMen Entity to sell, transfer or otherwise dispose of any issued securities of a Material Subsidiary that it beneficially owns.

(c)	Each of the Corporation and the Material Subsidiaries is a corporation or other legal entity duly formed, continued or amalgamated and validly existing under the laws of the jurisdiction in which it was formed, continued or amalgamated, as the case may be, and each has all requisite corporate power and capacity and is duly qualified and holds all necessary material permits, licences and authorizations necessary to carry on its business as now conducted, and to own, lease or operate its properties and assets, and no steps or proceedings have been taken by any Person, voluntary or otherwise, requiring or authorizing its dissolution or winding up. There exist no options, warrants, purchase rights, or other contracts or commitments that could require the Corporation to sell, transfer or otherwise dispose of any of the issued securities of the LLC or MedMen Corp. that it beneficially owns.

(d)	The Corporation (i) has all requisite corporate power and capacity to enter into this Agreement and to perform the transactions contemplated herein, and (ii) has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

(e)	The Corporation has taken all necessary corporate action to validly issue and sell the Shares, as fully paid and non-assessable Class B Subordinate Voting Shares in the capital of the Corporation.

(f)	This Agreement has been duly authorized, executed and delivered by the Corporation and constitutes legal, valid and binding obligations of the Corporation, enforceable against the Corporation by the other parties thereto in accordance with their terms, provided that enforcement thereof may be limited by laws affecting creditors’ rights generally, that specific performance and other equitable remedies may only be granted in the discretion of a court of competent jurisdiction, and that the provisions relating to indemnity, contribution and waiver of contribution may be unenforceable and that enforceability is subject to the provisions of the Limitations Act, 2002 (Ontario).

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(g)	The execution and delivery of this Agreement, the fulfilment of the terms hereof by the Corporation and the issuance, sale and delivery by the Corporation at the Closing Time of the Shares do not and will not require the consent, approval or authorization of or with any Governmental Body, stock exchange or other third party (including under the terms of any material agreement or material debt instrument to which the Corporation is a party), except:

(i)	those which have been obtained; and (ii) such customary notices or filings required to be submitted within the applicable time frame pursuant to applicable Securities Laws.

(h)	Other than the Material Subsidiaries, the Corporation has no direct or indirect subsidiary or any investment that is material to the Corporation on a consolidated basis or, except as set out in the Public Record, any proposed investment in any Person that will be material to the Corporation on a consolidated basis.

(i)	Other than the Material Subsidiaries, no subsidiary of the Corporation carries on any material active business, holds a material licence, owns any material real or personal property, or is the tenant in respect of any material Leased Premises.

(j)	No act or proceeding has been taken by or against the Material Subsidiaries in connection with their liquidation, winding-up or bankruptcy, or, to the knowledge of the Corporation, are pending.

(k)	All of the issued and outstanding shares or ownership interests of each MedMen Entity is outstanding as fully paid and non-assessable (if applicable for such entity).

(l)	The authorized and issued share capital of the Corporation consists of an unlimited number of Class A Super Voting Shares of which 1,630,590 were issued and outstanding as at the close of business on December 18, 2019, an unlimited number of Class B Subordinate Voting Shares of which 239,074,494 were issued and outstanding as at the close of business on December 18, 2019 and an unlimited number of preferred shares, issuable in series, none of which were issued and outstanding as at the close of business on December 18, 2019. Other than as disclosed in the Public Record, neither the Corporation nor the Material Subsidiaries are party to any agreement, and the Corporation is not aware of any agreement or instrument, which in any manner affects the voting control of any securities of the Corporation or the Material Subsidiaries.

(m)	The authorized and issued share capital of MedMen Corp. consists of voting common shares in the capital of MedMen Corp. of which 238,012,080 were issued and outstanding as at the close of business on December 18, 2019 and non-voting redeemable common shares in the capital of MedMen Corp. of which 307,271,413 were issued and outstanding as at the close of business on December 18, 2019.

(n)	The authorized and issued capital of the LLC consists of redeemable units of the LLC of which 725,017 were issued and outstanding as at the close of business on December 18, 2019, non-redeemable units of the LLC of which 545,283,493 were issued and outstanding as at the close of business on December 18, 2019 and two series of long-term incentive plan units of the LLC designated as “Appreciation Only LTIP Units” and “Full Value LTIP Units” of which 20,456,124 long-term incentive plan units were issued and outstanding as at the close of business on December 18, 2019.

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(o)	Other than as disclosed in the Public Record, other than in respect of MedMen Boston, LLC, MattnJeremy, Inc., and Milkman, LLC, in respect of which the Corporation has a direct or indirect equity interest in aggregate of 90.1%, 80% and 77.6%, respectively, and other than in respect of MedMen Corp. and the LLC, the Corporation owns, directly or indirectly, all of the issued and outstanding shares or membership interests, as applicable, of each Material Subsidiary free and clear of all encumbrances, claims or demands whatsoever.

(p)	The form of certificate representing the Shares has been approved and adopted by the board of directors of the Corporation and does not conflict with any of the Constating Documents or applicable laws and complies with the rules and regulations of the CSE and no order ceasing or suspending trading in any securities of the Corporation or prohibiting the trading of any of the Corporation’s issued securities has been issued and no proceedings for such purpose are pending or, to the knowledge of the Corporation, threatened.

(q)	The currently issued and outstanding Class B Subordinate Voting Shares of the Corporation are listed and posted for trading on the CSE, and the Corporation has not taken any action which would reasonably be expected to result in the delisting or suspension of the same on or from the CSE.

(r)	The Corporation is in compliance in all material respects with the policies of the CSE existing as of the Closing Time.

(s)	The Corporation is a “reporting issuer” in each of the Reporting Jurisdictions.

(t)	The Corporation is not in material default of any requirement of the Canadian Securities Laws of the Reporting Jurisdictions and is not included on a list of defaulting reporting issuers maintained by any of the securities commissions or securities regulatory authorities in the Reporting Jurisdictions.

(u)	The Shares have been duly authorized and validly allotted and upon receipt by the Corporation of the consideration therefor, will be issued as fully paid and non-assessable Class B Subordinate Voting Shares of the Corporation.

(v)	Odyssey Trust Company at its offices in Calgary, Alberta has been duly appointed as the transfer agent and registrar for the Class B Subordinate Voting Shares of the Corporation.

(w)	Other than in respect of certain United States federal laws relating to the cultivation, manufacturing, distribution, retail sale or possession of cannabis in the United States, and other related judgments, orders or decrees (collectively, the “U.S. Cannabis Laws”), each MedMen Entity is conducting its business in material compliance with all applicable laws and regulations of each jurisdiction in which it carries on business and each MedMen Entity holds all material requisite licenses, registrations, qualifications, permits and consents necessary or appropriate for carrying on its business as currently carried on and all such licences, registrations, qualifications, permits and consents are valid and subsisting and in good standing in all material respects. Without limiting the generality of the foregoing, to the knowledge of the Corporation, no MedMen Entity has received a written notice of material non-compliance which remains in effect, nor does it know of, nor have reasonable grounds to know of, any facts that could give rise to a notice of material non-compliance with any such laws, regulations or permits (other than with respect to the U.S. Cannabis Laws).

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(x)	Other than the Leased Premises or licences or rights to use trademarks or third party names, each MedMen Entity is the absolute legal and beneficial owner of all of its material assets, and no other property or assets are necessary for the conduct of the business of MedMen Entities as currently conducted, other than as would not have a Material Adverse Effect. Any and all of the agreements and other documents and instruments pursuant to which each of the MedMen Entities holds its assets (including any interest in, or right to earn an interest in, any Intellectual Property) are valid and subsisting agreements, documents and instruments in full force and effect, enforceable in accordance with the terms thereof and such properties and assets are in good standing under the applicable statutes and regulations of the jurisdictions in which they are situated, and all material leases, licenses and other agreements pursuant to which the MedMen Entities derive the interests thereof in such property are in good standing, other than in each such case as would not have a Material Adverse Effect. The Corporation does not know of any claim or the basis for any claim that could reasonably be expected to adversely affect the right of the MedMen Entities to use, transfer or otherwise exploit their respective assets, none of the properties (or any interest in, or right to earn an interest in, any property) of the MedMen Entities is subject to any right of first refusal or purchase or acquisition right, and, no MedMen Entity has a responsibility or obligation to pay any commission, royalty, licence fee or similar payment to any Person with respect to the property and assets thereof, other than in each such case as would not have a Material Adverse Effect.

(y)	No legal or governmental proceedings or inquiries are pending to which a MedMen Entity is a party or to which the property thereof is subject that would result in the revocation or modification of any material certificate, authority, permit or license that is necessary to conduct the business now conducted by a MedMen Entity and, to the knowledge of the Corporation, no such legal or governmental proceedings or inquiries have been threatened against or are contemplated with respect to a MedMen Entity or with respect to the properties or assets thereof.

(z)	Other than as disclosed in the Public Record, there are no material actions, suits, judgments, investigations or proceedings of any kind whatsoever outstanding against or affecting any MedMen Entity, or, to the knowledge of the Corporation, pending or threatened against or affecting any MedMen Entity at law or in equity or before or by any commission, board, bureau or agency of any kind whatsoever and, to the knowledge of the Corporation, there is no basis therefore and no MedMen Entity is subject to any judgment, order, writ, injunction, decree, award, rule, policy or regulation of any Governmental Body, which, either separately or in the aggregate, is expected to have a Material Adverse Effect.

(aa)	No MedMen Entity is in violation of its constating documents or in default in any material respect in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, trust deed, mortgage, loan agreement, note, lease, licence or other agreement or instrument to which it is a party or by which it or its property or assets may be bound.

(bb)	To the knowledge of the Corporation, no counterparty to any material obligation, agreement, covenant or condition contained in any contract, indenture, trust deed, mortgage, loan agreement, note, lease or other agreement or instrument to which any MedMen Entity is a party is in default in the performance or observance thereof, except where such violation or default in performance would not have a Material Adverse Effect.

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(cc)	No order, ruling or determination having the effect of suspending the sale or ceasing the trading in any securities of the Corporation, MedMen Corp. or the LLC has been issued by any regulatory authority and is continuing in effect and no proceedings for that purpose have been instituted or, to the knowledge of the Corporation, are pending, contemplated or threatened by any regulatory authority.

(dd)	The Corporation Financial Statements have been prepared in accordance with IFRS, contain no material misrepresentations and present fairly, in all material respects, the financial condition of the applicable entity or group on a consolidated basis as at the date thereof and the results of the operations and cash flows of the of the applicable entity or group on a consolidated basis for the period then ended and contain and reflect adequate provisions or allowance for all reasonably anticipated liabilities, expenses and losses of the applicable entity or group on a consolidated basis that are required to be disclosed in such financial statements.

(ee)	All taxes (including income tax, capital tax, payroll taxes, employer health tax, workers’ compensation payments, property taxes, custom and land transfer taxes), duties, royalties, levies, imposts, assessments, deductions, charges or withholdings and all liabilities with respect thereto including any penalty and interest payable with respect thereto due and payable by each MedMen Entity have been paid, other than any immaterial amounts as may have failed to have been remitted when due. All tax returns, declarations, remittances and filings required to be filed by each MedMen Entity have been filed with all appropriate governmental authorities and all such returns, declarations, remittances and filings are complete and accurate and no material fact or facts have been omitted therefrom which would make any of them materially misleading. Other than in the ordinary course of an applicable Governmental Body, no examination of any tax return of the MedMen Entities is currently in progress to the knowledge of the Corporation and there are no issues or disputes outstanding with any Governmental Body respecting any taxes that have been paid, or may be payable, by any MedMen Entity in any case, other than as would not have a Material Adverse Effect.

(ff)	The Corporation maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, and (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain accountability for assets.

(gg)	The Corporation and the Material Subsidiaries own or have the Intellectual Property necessary to permit the Corporation and the Material Subsidiaries to conduct their business as currently conducted. No MedMen Entity has received any notice nor is the Corporation aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances that would render any Intellectual Property invalid or inadequate to protect the interests of each MedMen Entity therein and which infringement or conflict (if subject to an unfavourable decision, ruling or finding) or invalidity or inadequacy would have a Material Adverse Effect.

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(hh)	The Corporation and the Material Subsidiaries have taken all reasonable steps to protect their Intellectual Property in those jurisdictions where, in the reasonable opinion of the Corporation, each carries on a sufficient business to justify such filings.

(ii)	To the knowledge of the Corporation, and other than certain restrictions on the registration of trademarks related to cannabis at the U.S. federal level, there are no material restrictions on the ability of any MedMen Entity to use and exploit all rights in the Intellectual Property required in the ordinary course of the business of the MedMen Entities. None of the rights of each MedMen Entity in the Intellectual Property will be impaired or affected in any way by the transactions contemplated by this Agreement.

(jj)	Other than certain restrictions on the registration of trademarks related to cannabis at the U.S. federal level, all registrations of Intellectual Property are in good standing and are recorded in the name of a MedMen Entity in the appropriate offices to preserve the rights thereto. All such registrations have been filed, prosecuted and obtained in accordance with all applicable legal requirements and are currently in effect and in compliance with all applicable legal requirements.

(kk)	To the knowledge of the Corporation, no MedMen Entity is affected by any commitment, agreement or document containing any covenant which expressly and materially limits the freedom of the MedMen Entity to compete in any line of business, transfer or move any of its respective assets or operations or which adversely materially affects the business practices, operations or condition of the MedMen Entity.

(ll)	To the knowledge of the Corporation, the MedMen Entities are in material compliance with, in connection with the ownership, use, maintenance or operation of the property and assets thereof, all applicable federal, state, municipal or local laws, by-laws, regulations, orders, policies, permits, licenses, certificates or approvals having the force of law, in the United States or a foreign jurisdiction, relating to environmental, health or safety matters.

(mm)	A MedMen Entity that occupies the Leased Premises has the exclusive right to occupy and use the Leased Premises and each of the leases pursuant to which a MedMen Entity occupies the Leased Premises is in good standing and in full force and effect, other than as would not have a Material Adverse Effect. The performance of obligations pursuant to and in compliance with the terms of this Agreement and the completion of the transactions described herein will not afford any of the parties to such leases or any other Person the right to terminate such leases or result in any additional or more onerous obligations under such leases.

(nn)	Each MedMen Entity which has employees is in material compliance with the applicable laws regarding employment and employment practices, terms and conditions of employment, pay equity and wages.

(oo)	Except for the U.S. Cannabis Laws, the Corporation is not aware of any licensing or legislation, regulation, by-law or other lawful requirement of any Governmental Body having lawful jurisdiction over a MedMen Entity presently in force or any publicly disseminated or announced pending or contemplated change to any licensing or legislation, regulation, by-law or other lawful requirement of any Governmental Body having lawful jurisdiction over a MedMen Entity, that the Corporation anticipates a MedMen Entity will be unable to comply with in any material respect or which could reasonably be expected to have a Material Adverse Effect.

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(pp)	The Corporation is in compliance in all material respects with its timely and continuous disclosure obligations under Canadian Securities Laws and without limiting the generality of the foregoing, there has been no material fact or material change relating to the Corporation which has not been publicly disclosed, the information and statements in the Public Record were true and correct in all material respects as of the respective dates of such information and statements and at the time such documents were filed on SEDAR and do not contain any misrepresentations (other than any information and statements which have been superseded and corrected by subsequent information and statements in the Public Record) and the Corporation has not filed any confidential material change reports which remain confidential as at the date hereof.

(qq)	The auditors who reported on and audited the applicable Corporation Financial Statements were independent with respect to the entities for which they provided such auditing services within the meaning of the rules of professional conduct applicable to auditors in Canada and the United States, as applicable, and the Corporation’s current auditors are independent with respect to the Corporation within the meaning of the rules of professional conduct applicable to auditors in Canada and there has never been a “reportable event” (within the meaning of applicable Canadian Securities Laws) with the current, or to the knowledge of the Corporation any predecessor, auditors of the Corporation or the LLC during the last three years.

(rr)	The Corporation is in compliance with the certification requirements contained in National Instrument 52-109 – Certification of Disclosure in Issuers’ Annual and Interim Filings with respect to the Corporation’s annual and interim filings with the securities commissions or securities regulatory authorities in the Reporting Jurisdictions since June 30, 2018.

(ss)	The sale of the Shares do not and will not, whether with or without the giving of notice or passage of time or both, result in a material violation, default or breach of, or conflict with, the terms or provisions of (i) the Constating Documents, (ii) any existing laws applicable to the Corporation, or (iii) any judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the MedMen Entities or any of their assets, properties or operations.

(tt)	The Corporation is as of the Closing Time a “foreign private issuer” as such term is defined in Rule 405 under the U.S. Securities Act.

(uu)	To the knowledge of the Corporation, none of the directors or officers of the Corporation are now, or have ever been, subject to an order or ruling of any securities regulatory authority or stock exchange prohibiting such individual from acting as a director or officer of a public company or of a company listed on a particular stock exchange.

(vv)	Other than the Corporation, there is no Person that is or will be entitled to demand any of the net proceeds of the Offering.

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SCHEDULE “D”

MATERIAL SUBSIDIARIES

MM CAN USA, Inc

MM Enterprises USA, LLC

MedMen NY, Inc.

Future Transactions Holdings, LLC

MME Florida, LLC

MedMen Boston, LLC

MMNV2 Holdings I, LLC

MMNV2 Holding IV, LLC

MME GNTX, LLC

Desert Hot Springs Green Horizon, Inc.

ICH California Holdings, Ltd.

Advanced Patients' Collective

MMOF Vegas Retail, Inc.

PHSL, LLC

MMOF San Diego Retail, Inc.

ICH California Holdings Ltd.

The Source Santa Ana

The Compassion Network

Viktoriya’s Medical Supplies LLC

Sure Felt, LLC

MME Pasadena Retail, Inc.

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Rochambeau, Inc. MME CYON Retail, Inc.

Desert Hot Springs Green Horizons, Inc.

Omaha Management Services, LLC

MME Retail Management, LLC

CSI Solutions, LLC

EBA Holdings, Inc.

Kannaboost Technology, Inc.

MME AZ Group, LLC

MME AG Management, LLC

MMOF Vegas Retail 2, Inc.

MattnJeremy, Inc.

PharmaCann Virginia, LLC

MME Evanston Retail, LLC

Milkman, LLC

MMOF Fremont Retail, Inc.

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SCHEDULE “E”

CONTACT INFORMATION – PROVINCIAL SECURITIES REGULATORY AUTHORITIES

The contact information of the public official in the local jurisdiction who can answer questions about the security regulatory authority’s or regulator’s indirect collection of information is as follows:

Nova Scotia Securities Commission Suite 400, 5251 Duke Street Duke Tower P.O. Box 458 Halifax, Nova Scotia B3J 2P8 Telephone: (902) 424-7768 Facsimile: (902) 424-4625

Alberta Securities Commission Suite 600, 250 – 5th Street SW Calgary, Alberta T2P 0R4 Telephone: (403) 297-6454 Toll free in Canada: 1-877-355-0585 Facsimile: (403) 297-2082

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: (416) 593- 8314

Toll free in Canada: 1-877-785-1555

Facsimile: (416) 593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of

information: Inquiries Officer

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: (604) 899-6581

Email: inquiries@bcsc.bc.ca

Prince Edward Island Securities Office 95 Rochford Street, 4th Floor Shaw Building P.O. Box 2000 Charlottetown, Prince Edward Island C1A 7N8 Telephone: (902) 368-4569 Facsimile: (902) 368-5283

The Manitoba Securities Commission 500 – 400 St. Mary Avenue Winnipeg, Manitoba R3C 4K5 Telephone: (204) 945-2548 Toll free in Manitoba 1-800-655-5244 Facsimile: (204) 945-0330

Autorité des marchés financiers

800, Square Victoria, 22e étage

C.P. 246, Tour de la Bourse

Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 or 1-877-525-0337

Facsimile: (514) 873-6155 (For filing purposes only)

Facsimile: (514) 864-6381 (For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers)

fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers)

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300 Saint

John, New Brunswick E2L 2J2

Telephone: (506) 658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: (506) 658-3059

Email: info@fcnb.ca

Financial and Consumer Affairs Authority of Saskatchewan Suite 601 - 1919 Saskatchewan Drive Regina, Saskatchewan S4P 4H2 Telephone: (306) 787-5879 Facsimile: (306) 787-5899

Government of Newfoundland and Labrador Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: (709) 729-4189

Facsimile: (709) 729-6187

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